Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
23.	SUBSEQUENT EVENTS
Special cash dividend
On March 14, 2024, the Company declared a special cash dividend in the amount of US$0.54 per ADS, or US$0.27 per ordinary share. The cash dividend will be paid on April 30, 2024 to shareholders of record at the close of business on April 12, 2024. The ex-dividend
date was April 11, 2024. The aggregate amount of cash dividends to be paid is approximately US$98.9 million, which will be funded by available cash on the Company’s balance sheet.
Share repurchase program
On June 7, 2022, Hello Group’s board of directors authorized a share repurchase program under which the Company may repurchase up to US$200 million of its shares up to June 6, 2024 (the “Share Repurchase Program”). On March 14, 2024, the Company’s board of directors approved to amend the Share Repurchase Program to (i) extend the term of the Share Repurchase Program up to June 30, 2026, and (ii) upsize the Share Repurchase Program so that the Company is authorized to, from time to time, acquire up to an aggregate of US$286.1 million worth of its shares in the form of ADSs and/or the ordinary shares of the Company in the open market and through privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations.